                                 AMENDMENT NO. 4

                             PARTICIPATION AGREEMENT

     The Participation Agreement (the "Agreement"), dated December 31, 1997, by and among AIM Variable Insurance Funds, a Delaware Trust ("AVIF"), AIM Distributors, Inc., a Delaware corporation ("AIM"), MetLife Investors Insurance Company, a Missouri life insurance company ("MetLife"), and MetLife Investors Distribution Company, a Missouri corporation ("MLIDC"), is hereby amended as follows:

     WHEREAS, effective March 31, 2008, AIM Distributors, Inc. was renamed Invesco Aim Distributors, Inc. All references to AIM Distributors, Inc. will hereby be deleted and replaced with Invesco Aim Distributors, Inc.; and

     WHEREAS, effective November 9, 2009, MetLife Investors Variable Annuity Account Five ("Annuity Account Five") will merge with and into MetLife Investors Variable Annuity Account One and MetLife Investors Variable Life Account Five ("Life Account Five") will merge with and into MetLife Investors Variable Life Account One, it is agreed that Schedule A to the Agreement will be revised to include the policy form numbers of contracts originally funded by Annuity Account Five and Life Account Five.

     Accordingly, Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following effective November 9, 2009:

                                   SCHEDULE A

FUNDS AVAILABLE          SEPARATE ACCOUNTS                 CONTRACTS FUNDED BY THE
UNDER THE POLICIES       UTILIZING THE FUNDS               SEPARATE ACCOUNTS
----------------------   -------------------------------   -----------------------
AIM V.I. International   MetLife Investors Variable        CONTRACT FORM #XLCC -648*
Growth Fund              Annuity Account One               CONTRACT FORM #XLCC -833*
                         MetLife Investors Variable Life   CONTRACT FORM #CC -1075*
                         Account One                       CONTRACT FORM #CC -4181*
                                                           CONTRACT FORM #CC- P00104*
                                                           CONTRACT FORM #CC-P00204*
                                                           CONTRACT FORM #9010*
                                                           CONTRACT FORM #XL -407
                                                           CONTRACT FORM #XL -617
                                                           CONTRACT FORM #CL -407
                                                           CONTRACT FORM #CL -617
                                                           CONTRACT FORM #CL -1020
                                                           CONTRACT FORM #CL -4155
                                                           CONTRACT FORM #CLP001
                                                           CONTRACT FORM #CLP002
                                                           CONTRACT FORM #7010

* Policy form numbers of contracts funded by the separate accounts effective November 9, 2009.

Except as expressly supplemented, amended or consented to hereby, all of the representations and conditions of the Agreement will remain unamended and will continue to be in full force and effect.

IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment No. 4 to be executed in their name and on their behalf by and through their duly authorized officers signing below.

     AIM VARIABLE INSURANCE FUNDS


     By: /s/ John M. Zerr
         ------------------------------------
     Name:  John M. Zerr
     Title: Senior Vice President


     INVESCO AIM DISTRIBUTORS, INC


     By: /s/ John S. Cooper
         ------------------------------------
     Name:  John S. Cooper
     Title: President


     METLIFE INVESTORS INSURANCE COMPANY


     By: /s/ Richard C. Pearson
         ------------------------------------
     Name:  Richard C. Pearson
     Title: Vice President and Associate General Counsel


     METLIFE INVESTORS DISTRIBUTION COMPANY


     By: /s/ Richard C. Pearson
         ------------------------------------
     Name:  Richard C. Pearson
     Title: Executive Vice President and General Counsel


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